UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): March 25, 2010

DUKE REALTY LIMITED PARTNERSHIP

(Exact name of registrant specified in its charter)

Indiana	0-20625	35-1898425
(State of Formation)	(Commission File Number)	(IRS Employer Identification No.)

600 East 96th Street

Suite 100

Indianapolis, IN 46240

(Address of principal executive offices, zip code)

Registrant’s telephone number, including area code: (317) 808-6000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.	Entry Into a Material Definitive Agreement.

On March 25, 2010, Duke Realty Corporation, an Indiana corporation (“Duke”), and Duke Realty Limited Partnership, an Indiana limited partnership (the “Operating Partnership”), of which Duke is the sole General Partner, entered into a Terms Agreement (including the related Underwriting Agreement, dated as of August 6, 2009, attached as Annex A thereto and made a part thereof, the “Terms Agreement”) with J.P. Morgan Securities Inc., Morgan Stanley & Co. Incorporated and Wells Fargo Securities, LLC (the “Underwriters”), pursuant to which the Underwriters agreed to purchase from the Operating Partnership $250 million aggregate principal amount of the Operating Partnership’s 6.75% Senior Notes Due 2020 (the “Notes”). The Notes were registered with the Securities and Exchange Commission (the “Commission”) pursuant to the Operating Partnership’s automatic shelf registration statement on Form S-3 (File No. 333-160952-01) (as the same may be amended and/or supplemented, the “Registration Statement”), under the Securities Act of 1933, as amended (the “Securities Act”).

Pursuant to General Instruction F to the Commission’s Form 8-K, a copy of the Terms Agreement is filed as Exhibit 1.1 to this Current Report on 8-K (this “Report”), and the information in the Terms Agreement is incorporated into this Item 1.01 by this reference.

The material terms of the Notes are described in the Operating Partnership’s prospectus supplement, as filed with the Commission on March 26, 2010 pursuant to Rule 424(b)(5) of the Securities Act, which relates to the offer and sale of the Notes and supplements the Operating Partnership’s prospectus, as filed with the Commission on July 31, 2009, contained in the Registration Statement.

Item 8.01.	Other Events.

In connection with the offering of the Notes, the Operating Partnership included the following updated information in the preliminary Prospectus Supplement, filed with the Commission on March 25, 2010 pursuant to Rule 424(b)(3) under the Securities Act, and the final Prospectus Supplement, filed with the Commission on March 26, 2010, pursuant to Rule 424(b)(5) and pursuant to which the Notes were offered:

RATIO OF EARNINGS TO FIXED CHARGES

The following table shows ratios of earnings to fixed charges for Duke and the Operating Partnership for the periods shown:

	Duke Realty Corporation	Duke Realty Limited Partnership
Year Ended December 31, 2009	*	*
Year Ended December 31, 2008	1.15	1.15
Year Ended December 31, 2007	1.45	1.45
Year Ended December 31, 2006	1.59	1.59
Year Ended December 31, 2005	2.16	2.16

*	The ratio is less than 1.0; a deficit of $303.9 million exists for the year ended December 31, 2009.

For purposes of computing these ratios, earnings have been calculated by adding fixed charges, excluding capitalized interest, to income (loss) from continuing operations before (if applicable) noncontrolling interest in the Operating Partnership. Fixed charges consist (if applicable) of interest costs, whether expensed or capitalized, the interest component of rental expense and amortization of debt issuance costs.

Item 9.01.	Financial Statements and Other Exhibits

The following exhibits are filed with this Report pursuant to Item 601 of the Commission’s Regulation S-K in lieu of filing the otherwise required exhibits to the Registration Statement. This Report is incorporated by reference into the Registration Statement, and, as such, the Operating Partnership is incorporating by reference the exhibits to this Report to cause them to be incorporated by reference into the Registration Statement as exhibits thereto. By filing this Report and the exhibits hereto, however, neither Duke nor the Operating Partnership believe that any of the information set forth herein or in the exhibits hereto represent, individually or in the aggregate, a “fundamental change” (as such term is used in Item 512(a)(1)(iii) of the Commission’s Regulation S-K) in the information set forth in, and incorporated by reference into, the Registration Statement.

Exhibit Number	Description

1.1	Terms Agreement, dated as of March 25, 2010 (including the related Underwriting Agreement, dated as of August 6, 2009, attached as Annex A thereto and made a part thereof), by and among Duke, the Operating Partnership and the Underwriters.

99.1	Other Expenses of Issuance and Distribution (as required by Item 14 of Part II of Form S-3).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Report to be signed on its behalf by the undersigned thereunto duly authorized.

DUKE REALTY LIMITED PARTNERSHIP

By:	Duke Realty Corporation, its sole general partner

	By:	/s/ Howard L. Feinsand
		Name:	Howard L. Feinsand
		Title:	Executive Vice President, General Counsel and Corporate Secretary

Date: March 29, 2010